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                                                                      Exhibit 21

               Subsidiaries of Alco Standard Corporation (Alco)

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Subsidiary                                                  % Voting Securities        State of other jurisdiction
                                                            Owned (by whom)            of incorporation or organization

Alco Cash Management Company                                 100% Alco                 Delaware
The Alco Standard Foundation                                 100% Alco                 Pennsylvania
Alco-Texas Realty, Inc.                                      100% Alco                 Texas
Alco Realty, Inc. (AR)                                       100% Alco                 Delaware
    Alco Canada Realty, Inc.                                 100% AR                   Canada
    Ikon Realty, Inc.                                        100% AR                   Delaware
AOS Acquisition Company, Inc.                                100% Alco                 New York
Alco Office Products (U.K.) Plc (AOPUK)                      100% IKON                 England
    Alco Standard House                                      100% AOPUK                England
    IKON Capital Europe                                      100% AOPUK                England
    A-Copy (UK) PLC                                          100% AOPUK                England
    Copymore PLC                                             100% AOPUK                England
    Erskine House GmbH                                       100% AOPUK                Germany
    Eskofot Kontersystermer AS                               100% AOPUK                Denmark
    Axion S.A.                                               100% AOPUK                France
    Erskine House Group PLC (EHG)                            100% AOPUK                England
        Erskine Limited                                      100% PLC                  England
Alco Standard Acquisition Capital Company, Inc. (ASACC)      100% Alco                 Delaware
Alco Standard Limited                                        100% Alco                 Delaware
Alco Standard Petroleum Corporation                          100% Alco                 Delaware
Alco Venture Capital Company                                 100% Alco                 Delaware
Alco Texas Realty, Inc.                                      100% Alco                 Texas
Chesterbrook Insurance Limited                               100% Alco                 Bermuda
IKON, Inc.                                                   100% Alco                 Delaware
IKON Office Solutions, Inc. (IKON)                           100% Alco                 Delaware
    IKON Brands, Inc.                                        100% IKON                 Delaware
    IKON North America, Inc. (INA)                           100% IKON                 Delaware
OCLA Corporation                                             100% Alco                 Delaware
RMA/Kolko Corporation                                        100% Alco                 New York
The Unisource Corporation                                    100% Alco                 Texas
Unisource Worldwide Holdings, Inc.                           100% Alco                 Delaware
Upshur Coals Corporation                                     100% Alco                 West Virginia
Alco Office Products Group, Inc.                             100% IKON                 Delaware
Erskine House Group, Inc.                                    100% IKON                 Delaware
Ikon Capital, Inc.                                           100% IKON                 Canada
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

       IKON Baja (U.S.) Corporation                          100% INA IKON             Delaware
       IKON Office Solutions Pty Ltd.                        100% INA                  Australia
       IKON de Mexico, S.A. de C.V. (IM)                     99.99% INA & .01% IKON    Mexico
          IKON Servicos, S.A. de C.V. (IS)                   99.99% IM & .01% INS      Mexico
          IKON Copiroyal, S.A. de C.V.                       99.99% IM & .01% IS       Mexico
          IKON Enmuebles                                     99.99% IM & .01% IS       Mexico
    IKON Office Solutions Inc. and Bureau-Tech IKON, Inc.    100% IKON                 Canada
    IKON Capital, Inc. (IC)                                  100% IKON                 Delaware
       IKON Funding, Inc.                                    100% IC                   Delaware
    Office Group, Inc.                                       100% IKON                 Delaware
    Office Products, Inc.                                    100% IKON                 Delaware
    Office World Trade, Inc.                                 100% IKON                 Florida
Partners Securities Company                                  100% Alco                 Delaware
TDFC Corporation                                             100% Alco                 Delaware
Unisource Worldwide, Inc.                                    100% Alco                 Delaware
    Paper Corporation of North America (PCNA)                100% UWI                  Delaware
       AOP Canada Limited                                    98% PCNA & 2% Alco        Canada
       Unisource Canada, Inc.                                100% PCNA                 Canada
       Unisource Distribudora S.A. de C.V. (UDSA)            99% PCNA & 1% UWI         Mexico
            Unisource Servicos S.A. de C.V. (US)             99.99% UDSA & .01% PCNA   Mexico
            Unisource DePapel, S.A. de C.V.                  99.99% UDSA & .01% US     Mexico
            Unisource Global Paper, S.A. de C.V.             99.99% UDSA & .01% US     Mexico
            Unisource Feyra, S.A. de C.V.                    99.99% UDSA & .01% US     Mexico
            Unisourice Multiplasticos S.A. de C.V.           99.99% UDSA & .01% US     Mexico
            Unisource Empaque S.A. de C.V.                   99.99% UDSA & .01% US     Mexico
            Servicos Corporativos Unisource S.A. de C.V.     99.99% UDSA & .01% US     Mexico
            Unisource Planeacion S.A. de C.V.                99.99% UDSA & .01% US     Mexico
            Unisource Pimsa, S.A. de C.V.                    99.99% UDSA & .01% US     Mexico
            Unisource Sinie, S.A. de C.V.                    99.99% UDSA & .01% US     Mexico
    Unisource Grafipapel, S.A. de C.V.                       99.99% UWI & .01% US      Mexico
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

    Unisource Centro del Papel, S.A. de C.V.                 99.99% UWI & .01% US      Mexico
    Unisource Megapapel, S.A. de C.V.                        99.99% UWI & .01% US      Mexico
    Mercantil Papelera, S.A. de C.V.                         99.99% UWI & .01% US      Mexico
    Unisource Direct, Inc.                                   100% UWI                  Delaware
    Unisource International, Inc.                            100% UWI                  Delaware
    Unisource Sales Corporation                              100% UWI                  Delaware
    Unisource Realty, Inc.                                   100% UWI                  Delaware
    Unisource Acquisition Capital Corporation                100% UWI                  Delaware
    Unisource Brands, Inc.                                   100% UWI                  Delaware
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